Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P.
Announces Third Quarter 2017 Results

Third Quarter 2017 Highlights

•	Net income of $26.1 million

•	Net income attributable to the common unitholders and general partner of $18.4 million

•	Adjusted EBITDA of $58.1 million (1)

•	Basic and diluted net income per common unit of $1.48 and $1.07, respectively

HOUSTON, November 8, 2017 - Natural Resource Partners L.P. (NYSE:NRP) today reported third quarter 2017 net income of $26.1 million and net income attributable to the common unitholders and general partner of $18.4 million, which equated to $1.48 and $1.07 basic and diluted net income per common unit, respectively. NRP also generated Adjusted EBITDA of $58.1 million.

Craig Nunez, President and Chief Operating Officer, commented: "I am pleased with our recent performance. We continue to generate substantial amounts of cash from operations and our third quarter results have considerably improved compared to prior year levels. In addition, we continue to strengthen our balance sheet and have reduced debt $294.4 million during 2017. Compared to the prior quarter, our results were reflective of the steady performances from our Coal Royalty, Soda Ash and Construction Aggregates segments."

At the end of the third quarter, NRP had $121.2 million in cash and $111.0 million of borrowing capacity available under its credit facility. Subsequent to the end of the quarter, NRP redeemed the remaining $94.4 million of its outstanding 9.125% Senior Notes due 2018 at par and repaid $17.0 million on its credit facility. NRP's consolidated Debt-to-Adjusted EBITDA ratio now stands at 3.8x, down from 4.5x at year-end 2016 and 5.3x at year-end 2015.

NRP continues to focus on reducing its debt while maintaining sufficient liquidity to operate its businesses. NRP's goal is to achieve a leverage ratio, defined as Debt-to-EBITDA, of less than 3.0x, while maintaining minimum liquidity of $100 million, which may consist of a combination of cash and/or available borrowing capacity.

With respect to the third quarter of 2017, NRP’s Board of Directors declared a cash distribution of $0.45 per common unit and declared a distribution on NRP’s 12.0% Class A Convertible Preferred Units, one-half of which will be paid-in-kind through the issuance of additional preferred units.

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Segment Information

Coal Royalty and Other

Operating income for the quarter was $38.0 million and Adjusted EBITDA was $43.3 million. For the quarter, net cash provided by operating, investing and financing activities were $44.1 million, $0.7 million and $0.5 million, respectively, and DCF was $44.8 million. NRP's Q3 2017 results represent a substantial improvement from Q3 of 2016 and are essentially flat compared to Q2 of 2017. Adjusted Coal Royalty and Other Operating Income compared to Q3 of 2016 increased 26% and excluding the impact of asset sales, DCF increased 26% and Adjusted EBITDA increased 6%. Further discussion of the key drivers for each major producing region follows:

•
Appalachia: Coal royalty revenue increased $6.6 million in this region primarily as a result of increased metallurgical coal prices and production in the third quarter of 2017 as compared to the third quarter of 2016.

•
Illinois Basin: Lower production in this region led to a $5.3 million decrease in coal royalty revenue, despite the increase in thermal coal prices and our royalty revenue per ton in the region. The decreased production in this region was primarily a result of the temporary relocation of certain production off of NRP's coal reserves. However, this decrease in coal royalty revenue was partially offset by a $2.4 million increase in overriding royalty revenue in this region.

•
Northern Powder River Basin: Lower production in this region led to the $1.4 million decrease in coal royalty revenue, despite the modest increase in prices. The lower production was a result of decreased mining on our acreage in this region, which has a checkerboard coal reserve ownership pattern.

Soda Ash

During the third quarter of 2017, international prices for soda ash, particularly in Asia, continued to be strong, and domestic prices have improved slightly over last year. NRP received $12.3 million of cash distributions from its 49% investment in Ciner Wyoming during the period, which was unchanged from the previous quarter and from Q3 of 2016. NRP's equity in earnings from Ciner Wyoming of $9.0 million declined 16% in Q3 2017, compared to the prior year period due to temporary production issues. However, NRP's earnings from Ciner Wyoming increased 7% compared to the previous quarter as a result of the progress made to improve production efficiency at the facility.

Construction Aggregates

Operating income for the quarter was $3.3 million and Adjusted EBITDA was $6.4 million. For the quarter, net cash provided by (used in) operating and investing activities were $2.2 million and $(1.2) million, respectively, and DCF was $1.3 million. While operating performance was in line with the previous quarter, performance improved compared to Q3 2016 as a result of increased production and sales volumes, higher margins on road construction and asphalt paving projects and increased marine terminal activity. DCF was lower in Q3 2017 due to temporary timing differences in cash receipts and payments that we expect to reverse during the remainder of the year.

Corporate and Finance

Total costs in Q3 2017 were $23.8 million, which includes $20.0 million of interest expense. While these amounts were in line with the previous quarter, total corporate and financing costs decreased 14% compared to the same period last year due to lower interest expense and lower legal and consulting fees compared to amounts incurred in Q3 of 2016 in connection with NRP's recapitalization transactions.

Conference Call

A conference call will be held today at 10:00 a.m. ET. To join the conference call, dial (844) 379-6938 and provide the conference code 55454886. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com.
Audio replays of the conference call will be available for approximately one week. To access the replay, dial (855) 859-2056 and provide the conference code 55454886 or visit the Investor Relations section of NRP’s website.

Company Profile

Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns interests in coal, aggregates and industrial minerals across the United States.  A large percentage of NRP's revenues are generated from royalties and other passive income.  In addition, NRP owns a construction aggregates company and an equity investment in Ciner Wyoming, a trona/soda ash operation.

For additional information, please contact Kathy H. Roberts at 713-751-7555 or kroberts@nrplp.com. Further information about NRP is available on the partnership’s website at http://www.nrplp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership. These risks include, but are not limited to, commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by our lessees; unanticipated geologic problems; our liquidity, leverage and access to capital and financing sources; changes in the legislative or regulatory environment, and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment and income to non-controlling interest; plus distributions from unconsolidated investment, interest expense, debt modification expense, loss on extinguishment of debt, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.

“Distributable Cash Flow” is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations, plus returns of equity from unconsolidated investment, proceeds from sales of assets, including those included in discontinued operations, and return on long-term contract receivables (including affiliate); less maintenance capital expenditures and distributions to non-controlling interest. DCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. DCF may not be calculated the same for us as for other companies. DCF is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.

“Adjusted Net Income” is a non-GAAP financial measure that we define as Net income attributable to common unitholders and general partner, plus asset impairments, loss from discontinued operations and write-off of bad debt expense; less gain on sale of assets and non-cash revenue from lease modifications. Adjusted net income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted net income is useful in evaluating our financial performance because restructuring transaction expenses are one time charges, gains on asset sales are not related to the operations of our business and asset impairments and fair value adjustments for warrant liabilities are non-cash charges and excluding these from net income allows us to better compare results period-over-period. Reconciliations of Net income attributable to common unitholders and general partner to Adjusted net income are included in the table on the first page of this release.

“Adjusted Coal Royalty and Other Operating Income” is a non-GAAP financial measure that we define as Coal royalty and other operating income plus asset impairments and write-off of bad debt expense; less gains on asset sales and non-cash revenue associated with lease modifications and terminations. Adjusted coal royalty and other operating income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted coal royalty and other operating income is useful in evaluating our financial performance because gains on asset sales are not related to the operations of our business and asset impairments and non-cash revenue associated with lease modifications and forfeitures are non-cash charges and excluding these from Coal royalty and other operating income allows us to better compare results period-over-period. Reconciliations of Coal royalty and other operating income to Adjusted coal royalty and other operating income are included in the tables attached to this release.

-Financial Tables, Reconciliation of Non-GAAP Measures and Recap of Metrics Follow-

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Comprehensive Income
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands, except per unit data)	2017	2016	2017	2017	2016
Revenues and other income:
Coal royalty and other	$49,078	$27,504	$36,914	$120,986	$116,336
Coal royalty and other—affiliates	335	21,434	12,712	29,191	49,508
Construction aggregates	34,710	31,757	33,555	95,486	88,081
Equity in earnings of Ciner Wyoming	8,993	10,753	8,389	27,676	30,742
Gain (loss) on asset sales, net	171	6,426	3,361	3,576	27,280
Total revenues and other income	$93,287	$97,874	$94,931	$276,915	$311,947

Operating expenses:
Operating and maintenance expenses	$32,441	$31,242	$31,020	$93,089	$87,824
Operating and maintenance expenses—affiliates, net	2,154	4,062	2,219	6,928	9,948
Depreciation, depletion and amortization	8,306	11,929	8,165	26,195	32,181
Amortization expense—affiliate	—	902	240	1,008	2,328
General and administrative	2,648	4,268	2,031	10,757	10,676
General and administrative—affiliates	1,207	867	852	3,183	2,670
Asset impairments	—	5,697	—	1,778	7,681
Total operating expenses	$46,756	$58,967	$44,527	$142,938	$153,308

Income from operations	$46,531	$38,907	$50,404	$133,977	$158,639

Other income (expense)
Interest expense	$(20,080)	$(22,491)	$(20,377)	$(63,598)	$(66,742)
Interest expense—affiliate	—	—	—	—	(523)
Debt modification expense	—	—	(132)	(7,939)	—
Loss on extinguishment of debt	—	—	(4,107)	(4,107)	—
Interest income	48	3	69	134	29
Other expense, net	$(20,032)	$(22,488)	$(24,547)	$(75,510)	$(67,236)

Net income from continuing operations	$26,499	$16,419	$25,857	$58,467	$91,403
Income (loss) from discontinued operations	(433)	7,112	133	(507)	2,001
Net income	$26,066	$23,531	$25,990	$57,960	$93,404
Less: income attributable to preferred unitholders	(7,650)	—	(7,538)	(17,688)	—
Net income attributable to common unitholders and general partner	$18,416	$23,531	$18,452	$40,272	$93,404

Income from continuing operations per common unit
Basic	$1.51	$1.32	$1.46	$3.27	$7.34
Diluted	$1.08	$1.32	$1.13	$2.67	$7.34

Net income per common unit
Basic	$1.48	$1.89	$1.47	$3.23	$7.50
Diluted	$1.07	$1.89	$1.13	$2.65	$7.50

Net income	$26,066	$23,531	$25,990	$57,960	$93,404
Add: comprehensive loss from unconsolidated investment and other	(268)	(609)	(13)	(1,413)	(692)
Comprehensive income	$25,798	$22,922	$25,977	$56,547	$92,712

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands)	2017	2016	2017	2017	2016
Cash flows from operating activities:
Net income	$26,066	$23,531	$25,990	$57,960	$93,404
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	8,306	11,929	8,165	26,195	32,181
Amortization expense—affiliates	—	902	240	1,008	2,328
Return on earnings from unconsolidated investment	8,993	12,250	9,862	31,104	34,300
Equity earnings from unconsolidated investment	(8,993)	(10,753)	(8,389)	(27,676)	(30,742)
(Gain) loss on asset sales, net	(171)	(6,426)	(3,361)	(3,576)	(27,280)
Debt modification expense	—	—	132	7,939	—
Loss on extinguishment of debt	—	—	4,107	4,107	—
(Income) loss from discontinued operations	433	(7,112)	(133)	507	(2,001)
Asset impairments	—	5,697	—	1,778	7,681
Amortization of debt issuance costs and other	3,037	2,600	1,332	5,459	6,694
Other, net—affiliates	200	636	(999)	88	848
Change in operating assets and liabilities:
Accounts receivable	5,210	(4,263)	(2,336)	1,607	(341)
Accounts receivable—affiliates	49	1,559	121	(777)	(712)
Accounts payable	684	485	(940)	730	635
Accounts payable—affiliates	(272)	54	(254)	(270)	29
Accrued liabilities	(8,554)	10,418	4,182	(12,452)	7,287
Accrued liabilities—affiliates	—	—	—	—	(456)
Deferred revenue	(4,494)	(2,558)	3,412	(5)	(40,762)
Deferred revenue—affiliates	—	(4,130)	(7,269)	(10,166)	(8,190)
Other items, net	(4,694)	1,689	1,243	(2,166)	(356)
Other items, net—affiliates	—	(607)	—	—	—
Net cash provided by operating activities of continuing operations	$25,800	$35,901	$35,105	$81,394	$74,547
Net cash provided by (used in) operating activities of discontinued operations	(76)	2,358	(247)	(607)	8,173
Net cash provided by operating activities	$25,724	$38,259	$34,858	$80,787	$82,720

Cash flows from investing activities:
Return of equity from unconsolidated investment	$3,258	$—	$2,388	$5,646	$—
Proceeds from sale of assets	151	10,372	1,655	1,419	55,364
Return of long-term contract receivables	600	—	1,207	1,807	—
Return of long-term contract receivables—affiliate	—	397	390	804	2,577
Acquisition of plant and equipment and other	(1,238)	(512)	(2,903)	(6,236)	(4,431)
Net cash provided by investing activities of continuing operations	$2,771	$10,257	$2,737	$3,440	$53,510
Net cash provided by investing activities of discontinued operations	4	110,635	173	206	106,821
Net cash provided by investing activities	$2,775	$120,892	$2,910	$3,646	$160,331

Consolidated Statements of Cash Flows—Continued
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(In thousands)	2017	2016	2017	2017	2016
Cash flows from financing activities:
Proceeds from issuance of Convertible Preferred Units and Warrants, net	$—	$—	$—	$242,100	$—
Proceeds from issuance of 2022 Senior Notes, net	—	—	—	103,688	—
Proceeds from loans	69,000	—	—	69,000	20,000
Repayments of loans	(8,000)	(7,692)	(97,282)	(356,292)	(106,174)
Distributions to common unitholders and general partner	(5,616)	(5,617)	(5,619)	(16,850)	(16,849)
Distributions to preferred unitholders	(3,769)	—	(1,250)	(5,019)	—
Proceeds from (contributions to) discontinued operations	(72)	40,226	(74)	(401)	40,226
Debt issue costs and other	347	(2,074)	(5,779)	(40,187)	(14,072)
Net cash provided by (used in) financing activities of continuing operations	$51,890	$24,843	$(110,004)	$(3,961)	$(76,869)
Net cash provided by (used in) financing activities of discontinued operations	72	(114,994)	74	401	(125,564)
Net cash provided by (used in) financing activities	$51,962	$(90,151)	$(109,930)	$(3,560)	$(202,433)

Net increase (decrease) in cash and cash equivalents	$80,461	$69,000	$(72,162)	$80,873	$40,618

Cash and cash equivalents of continuing operations at beginning of period	$40,783	$21,391	$112,945	$40,371	$41,204
Cash and cash equivalents of discontinued operations at beginning of period	—	2,000	—	—	10,569
Cash and cash equivalents at beginning of period	$40,783	$23,391	$112,945	$40,371	$51,773

Cash and cash equivalents at end of period	$121,244	$92,391	$40,783	$121,244	$92,391
Less: cash and cash equivalents of discontinued operations at end of period	—	—	—	—	—
Cash and cash equivalents of continuing operations at end of period	$121,244	$92,391	$40,783	$121,244	$92,391

Supplemental cash flow information:
Cash paid during the period for interest from continuing operations	$26,977	$12,078	$15,029	$61,857	$54,749
Cash paid during the period for interest from discontinued operations	$—	$—	$—	$—	$1,906
Non-cash financing activities:
Issuance of 2022 Senior Notes in exchange for 2018 Senior Notes	$—	$—	$—	$240,638	$—

Natural Resource Partners L.P.
Financial Tables

Consolidated Balance Sheets
(Unaudited)
	September 30,	December 31,
(In thousands, except unit data)	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$121,244	$40,371
Accounts receivable, net	48,788	43,202
Accounts receivable—affiliates, net	243	6,658
Inventory	7,671	6,893
Prepaid expenses and other	7,525	7,271
Current assets of discontinued operations	991	991
Total current assets	$186,462	$105,386
Land	25,261	25,252
Plant and equipment, net	47,584	49,443
Mineral rights, net	890,610	908,192
Intangible assets, net	50,370	3,236
Intangible assets, net—affiliate	—	49,811
Equity in unconsolidated investment	245,382	255,901
Long-term contracts receivable	41,211	—
Long-term contracts receivable—affiliate	—	43,785
Other assets	7,741	6,625
Other assets—affiliate	892	1,018
Total assets	$1,495,513	$1,448,649
LIABILITIES AND CAPITAL
Current liabilities:
Accounts payable	$5,812	$6,234
Accounts payable—affiliates	670	940
Accrued liabilities	28,659	41,587
Current portion of long-term debt, net	174,138	140,037
Current liabilities of discontinued operations	458	353
Total current liabilities	$209,737	$189,151
Deferred revenue	106,391	44,931
Deferred revenue—affiliates	—	71,632
Long-term debt, net	762,441	990,234
Other non-current liabilities	2,727	4,565
Total liabilities	$1,081,296	$1,300,513
Commitments and contingencies
Convertible Preferred Units (255,019 units issued and outstanding at $1,000 par value per unit; liquidation preference of $1,500 per unit)	$169,606	$—
Partners’ capital:
Common unitholders’ interest (12,232,006 units issued and outstanding)	$182,760	$152,309
General partner’s interest	1,508	887
Warrant holders interest	66,816	—
Accumulated other comprehensive loss	(3,079)	(1,666)
Total partners’ capital	$248,005	$151,530
Non-controlling interest	(3,394)	(3,394)
Total capital	244,611	148,136
Total liabilities and capital	$1,495,513	$1,448,649

Natural Resource Partners L.P.
Financial Tables

The table below presents NRP's unaudited business results by segment for the three months ended September 30, 2017 and 2016 and June 30, 2017, respectively:

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended September 30, 2017
Revenues and other income	$49,413	$8,993	$34,710	$—	$93,116
Gains on asset sales	154	—	17	—	171
Total revenues and other income	$49,567	$8,993	$34,727	$—	$93,287

Net income (loss) from continuing operations	$37,992	$8,993	$3,342	$(23,828)	$26,499
Adjusted EBITDA (1)	$43,297	$12,250	$6,402	$(3,807)	$58,142
Net cash provided by (used in) operating activities of continuing operations	$44,119	$8,992	$2,155	$(29,466)	$25,800
Net cash provided by (used in) investing activities of continuing operations	$676	$3,258	$(1,163)	$—	$2,771
Net cash provided by financing activities of continuing operations	$484	$—	$—	$51,406	$51,890
Distributable Cash Flow (1)	$44,795	$12,250	$1,304	$(29,466)	$28,883

Three Months Ended September 30, 2016
Revenues and other income	$48,938	$10,753	$31,757	$—	$91,448
Gain on asset sales	6,425	—	1	—	6,426
Total revenues and other income	$55,363	$10,753	$31,758	$—	$97,874

Asset impairments	$5,697	$—	$—	$—	$5,697
Net income (loss) from continuing operations	$32,250	$10,753	$1,039	$(27,623)	$16,419
Adjusted EBITDA (1)	$47,017	$12,250	$4,800	$(5,132)	$58,935
Net cash provided by (used in) operating activities of continuing operations	$34,997	$12,250	$4,357	$(15,703)	$35,901
Net cash provided by (used in) investing activities of continuing operations	$10,691	$—	$(434)	$—	$10,257
Net cash provided by financing activities of continuing operations	$—	$—	$—	$24,843	$24,843
Distributable Cash Flow (1)	$45,683	$12,250	$4,093	$(15,703)	$156,212

Three Months Ended June 30, 2017
Revenues and other income	$49,626	$8,389	$33,555	$—	$91,570
Gains on asset sales	3,184	—	177	—	3,361
Total revenues and other income	$52,810	$8,389	$33,732	$—	$94,931

Net income (loss) from continuing operations	$42,084	$8,389	$2,636	$(27,252)	$25,857
Adjusted EBITDA (1)	$47,459	$12,250	$5,844	$(2,814)	$62,739
Net cash provided by (used in) operating activities of continuing operations	$38,537	$9,862	$5,476	$(18,770)	$35,105
Net cash provided by (used in) investing activities of continuing operations	$2,888	$2,388	$(2,539)	$—	$2,737
Net cash provided by (used in) financing activities of continuing operations	$17	$—	$(1,000)	$(109,021)	$(110,004)
Distributable Cash Flow (1)	$41,426	$12,250	$3,424	$(18,770)	$38,330

Natural Resource Partners L.P.
Financial Tables

The table below presents NRP's unaudited business results by segment for the nine months ended September 30, 2017 and 2016:

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Nine Months Ended September 30, 2017
Revenues and other income	$150,177	$27,676	$95,486	$—	$273,339
Gains on asset sales	3,367	—	209	—	3,576
Total revenues and other income	$153,544	$27,676	$95,695	$—	$276,915

Asset impairments	$1,778	$—	$—	$—	$1,778
Net income (loss) from continuing operations	$115,170	$27,676	$4,439	$(88,818)	$58,467
Adjusted EBITDA (1)	$134,601	$36,750	$14,621	$(13,806)	$172,166
Net cash provided by (used in) operating activities of continuing operations	$120,588	$31,104	$11,677	$(81,975)	$81,394
Net cash provided by (used in) investing activities of continuing operations	$3,570	$5,646	$(5,776)	$—	$3,440
Net cash provided by (used in) financing activities of continuing operations	$517	$—	$(1,096)	$(3,382)	$(3,961)
Distributable Cash Flow (1)	$124,158	$36,750	$6,827	$(81,975)	$85,760

Nine Months Ended September 30, 2016
Revenues and other income	$165,844	$30,742	$88,081	$—	$284,667
Gains on asset sales	27,270	—	10	—	27,280
Total revenues and other income	$193,114	$30,742	$88,091	$—	$311,947

Asset impairments	$7,681	$—	$—	$—	$7,681
Net income (loss) from continuing operations	$137,802	$30,742	$3,441	$(80,582)	$91,403
Adjusted EBITDA (1)	$168,979	$34,300	$14,454	$(13,317)	$204,416
Net cash provided by (used in) operating activities of continuing operations	$91,372	$34,300	$16,680	$(67,805)	$74,547
Net cash provided by (used in) investing activities of continuing operations	$57,834	$—	$(4,324)	$—	$53,510
Net cash used in financing activities of continuing operations	$—	$(7,229)	$(1,593)	$(68,047)	$(76,869)
Distributable Cash Flow (1)	$149,206	$34,300	$13,111	$(67,805)	$238,701

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Natural Resource Partners L.P.
Financial Tables

Operating Statistics - Coal Royalty and Other (Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
($ in thousands, except tons and per ton amounts)	2017	2016	2017	2017	2016
Coal production (tons)
Appalachia
Northern (1)	226	(356)	247	1,672	479
Central	3,596	3,348	3,897	11,193	10,046
Southern	468	683	690	1,721	2,201
Total Appalachia	4,290	3,675	4,834	14,586	12,726
Illinois Basin	794	2,411	734	3,545	6,056
Northern Powder River Basin	849	1,318	910	2,708	2,734
Total coal production	5,933	7,404	6,478	20,839	21,516

Coal royalty revenue per ton
Appalachia
Northern (1)	$3.26	$1.98	$3.78	$1.36	$4.19
Central	$4.77	$3.28	$5.05	$5.09	$3.22
Southern	$5.73	$3.83	$5.69	$5.95	$3.37
Illinois Basin	$4.32	$3.63	$4.06	$3.68	$3.57
Northern Powder River Basin	$3.47	$3.27	$2.62	$2.89	$3.04

Coal royalty revenues
Appalachia
Northern (1)	$737	$370	$933	$2,279	$2,005
Central	17,154	10,994	19,691	57,027	32,331
Southern	2,683	2,618	3,927	10,242	7,419
Total Appalachia	$20,574	$13,982	$24,551	$69,548	$41,755
Illinois Basin	3,431	8,745	2,978	13,055	21,611
Northern Powder River Basin	2,945	4,314	2,384	7,827	8,314
Total coal royalty revenue	$26,950	$27,041	$29,913	$90,430	$71,680
Other revenues
Minimums recognized as revenue	$9,812	$9,755	$7,547	$22,556	$60,455
Transportation and processing fees	5,570	6,127	5,520	15,729	15,663
Property tax revenue	513	2,567	1,100	4,311	8,899
Wheelage	1,219	919	1,025	3,510	1,797
Coal override revenue	3,059	615	1,885	5,769	1,482
Lease assignment fee	1,000	—	—	1,000
Hard mineral royalty revenues	817	700	1,452	3,513	2,194
Oil and gas royalty revenues	117	1,283	924	2,532	2,538
Other	356	(69)	260	827	1,136
Total other revenues	$22,463	$21,897	$19,713	$59,747	$94,164
Coal royalty and other income	49,413	48,938	49,626	150,177	165,844
Gain on coal royalty and other segment asset sales	154	6,425	3,184	3,367	27,270
Total coal royalty and other segment revenues and other income	$49,567	$55,363	$52,810	$153,544	$193,114

(1)During the three months ended September 30, 2016, Northern Appalachia was impacted by a prior period adjustment of 0.5 million tons and less than $0.1 million in royalty revenue related to the Hibbs Run mine that temporarily ceased production during 2016. Absent this adjustment, production in the Northern Appalachia region was 0.2 million tons with revenue of $0.4 million. Coal royalty revenue per ton removes the impact of the Hibbs Run prior period adjustment.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended September 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$44,119	$8,992	$2,155	$(29,466)	$25,800
Add: return of equity from unconsolidated investment	—	3,258	—	—	3,258
Add: proceeds from sale of assets	76	—	75	—	151
Add: return on long-term contract receivable	600	—	—	—	600
Less: maintenance capital expenditures	—	—	(926)	—	(926)
Distributable cash flow	$44,795	$12,250	$1,304	$(29,466)	$28,883
Proceeds from sale of assets	76	—	75	—	151
Distributable cash flow adjusted for proceeds from sale of assets	$44,719	$12,250	$1,229	$(29,466)	$28,732

Three Months Ended September 30, 2016
Net cash provided by (used in) operating activities of continuing operations	$34,997	$12,250	$4,357	$(15,703)	$35,901
Add: proceeds from sale of assets	10,294	—	78	—	10,372
Add: proceeds from sale of assets from discontinued operations	—	—	—	—	109,889
Add: return on long-term contract receivables—affiliate	397	—	—	—	397
Less: maintenance capital expenditures	(5)	—	(342)	—	(347)
Distributable cash flow	$45,683	$12,250	$4,093	$(15,703)	$156,212
Proceeds from sale of assets, including discontinued operations	10,294	—	78	—	120,261
Distributable cash flow adjusted for proceeds from sale of assets	$35,389	$12,250	$4,015	$(15,703)	$35,951

Three Months Ended June 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$38,537	$9,862	$5,476	$(18,770)	$35,105
Add: return of equity from unconsolidated investment	—	2,388	—	—	2,388
Add: proceeds from sale of assets	1,292	—	363	—	1,655
Add: return on long-term contract receivables (including affiliate)	1,597	—	—	—	1,597
Less: maintenance capital expenditures	—	—	(2,415)	—	(2,415)
Distributable cash flow	$41,426	$12,250	$3,424	$(18,770)	$38,330
Proceeds from sale of assets	1,292	—	363	—	1,655
Distributable cash flow adjusted for proceeds from sale of assets	$40,134	$12,250	$3,061	$(18,770)	$36,675

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Nine Months Ended September 30, 2017
Net cash provided by (used in) operating activities of continuing operations	$120,588	$31,104	$11,677	$(81,975)	$81,394
Add: return of equity from unconsolidated investment	—	5,646	—	—	5,646
Add: proceeds from the sale of assets	959	—	460	—	1,419
Add: return on long-term contract receivables (including affiliate)	2,611	—	—	—	2,611
Less: maintenance capital expenditures	—	—	(5,310)	—	(5,310)
Distributable cash flow	$124,158	$36,750	$6,827	$(81,975)	$85,760
Proceeds from sale of assets	959	—	460	—	1,419
Distributable cash flow adjusted for proceeds from sale of assets	$123,199	$36,750	$6,367	$(81,975)	$84,341

Nine Months Ended September 30, 2016
Net cash provided by (used in) operating activities of continuing operations	$91,372	$34,300	$16,680	$(67,805)	$74,547
Add: Proceeds from the sale of assets	55,262	—	102	—	55,364
Add: proceeds from sale of assets included in discontinued operations	—	—			109,889
Add: return on long-term contract receivables—affiliate	2,577	—	—	—	2,577
Less: maintenance capital expenditures	(5)	—	(3,671)	—	(3,676)
Distributable cash flow	$149,206	$34,300	$13,111	$(67,805)	$238,701
Proceeds from sale of assets, including discontinued operations	55,262	—	102	—	165,253
Distributable cash flow adjusted for proceeds from sale of assets	$93,944	$34,300	$13,009	$(67,805)	$73,448

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended September 30, 2017
Net income (loss) from continuing operations	$37,992	$8,993	$3,342	$(23,828)	$26,499
Less: equity earnings from unconsolidated investment	—	(8,993)	—	—	(8,993)
Add: distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense	—	—	59	20,021	20,080
Add: depreciation, depletion and amortization	5,305	—	3,001	—	8,306
Add: asset impairments	—	—	—	—	—
Adjusted EBITDA	$43,297	$12,250	$6,402	$(3,807)	$58,142
Gains on sale of assets	154	—	17	—	171
Adjusted EBITDA excluding gains on sale of assets	$43,143	$12,250	$6,385	$(3,807)	$57,971

Three Months Ended September 30, 2016
Net income (loss) from continuing operations	$32,250	$10,753	$1,039	$(27,623)	$16,419
Less: equity earnings from unconsolidated investment	—	(10,753)	—	—	(10,753)
Add: distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense	—	—	—	22,491	22,491
Add: depreciation, depletion and amortization	9,070	—	3,761	—	12,831
Add: asset impairments	5,697	—	—	—	5,697
Adjusted EBITDA	$47,017	$12,250	$4,800	$(5,132)	$58,935
Gains on sale of assets	6,425	—	1	—	6,426
Adjusted EBITDA excluding gains on sale of assets	$40,592	$12,250	$4,799	$(5,132)	$52,509

Three Months Ended June 30, 2017
Net income (loss) from continuing operations	$42,084	$8,389	$2,636	$(27,252)	$25,857
Less: equity earnings from unconsolidated investment	—	(8,389)	—	—	(8,389)
Add: distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense	—	—	178	20,199	20,377
Add: debt modification expense	—	—	—	132	132
Add: loss on extinguishment of debt	—	—	—	4,107	4,107
Add: depreciation, depletion and amortization	5,375	—	3,030	—	8,405
Adjusted EBITDA	$47,459	$12,250	$5,844	$(2,814)	$62,739
Gains on sale of assets	3,184	—	177	—	3,361
Adjusted EBITDA excluding gains on sale of assets	$44,275	$12,250	$5,667	$(2,814)	$59,378

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Nine Months Ended September 30, 2017
Net income (loss) from continuing operations	$115,170	$27,676	$4,439	$(88,818)	$58,467
Less: equity earnings from unconsolidated investment	—	(27,676)	—	—	(27,676)
Add: distributions from unconsolidated investment	—	36,750	—	—	36,750
Add: interest expense	—	—	632	62,966	63,598
Add: debt modification expense	—	—	—	7,939	7,939
Add: loss on extinguishment of debt	—	—	—	4,107	4,107
Add: depreciation, depletion and amortization	17,653	—	9,550	—	27,203
Add: asset impairments	1,778	—	—	—	1,778
Adjusted EBITDA	$134,601	$36,750	$14,621	$(13,806)	$172,166
Gains on sale of assets	3,367	—	209	—	3,576
Adjusted EBITDA excluding gains on sale of assets	$131,234	$36,750	$14,412	$(13,806)	$168,590

Nine Months Ended September 30, 2016
Net income (loss) from continuing operations	$137,802	$30,742	$3,441	$(80,582)	$91,403
Less: equity earnings from unconsolidated investment	—	(30,742)	—	—	(30,742)
Add: distributions from unconsolidated investment	—	34,300	—	—	34,300
Add: interest expense	—	—	—	67,265	67,265
Add: depreciation, depletion and amortization	23,496	—	11,013	—	34,509
Add: asset impairments	7,681	—	—	—	7,681
Adjusted EBITDA	$168,979	$34,300	$14,454	$(13,317)	$204,416
Gains on sale of assets	27,270	—	10	—	27,280
Adjusted EBITDA excluding gains on sale of assets	$141,709	$34,300	$14,444	$(13,317)	$177,136

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Last Twelve Months Distributable Cash Flow
(Unaudited)

	Three Months Ended
(In thousands, except ratios)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	Last 12 Months
Net cash provided by operating activities of continuing operations	$26,096	$20,489	$35,105	$25,800	$107,490
Add: return of equity from unconsolidated investment	—	—	2,388	3,258	5,646
Add: proceeds from the sale of assets	7,019	(387)	1,655	151	8,438
Add: proceeds from the sale of assets included in discontinued operations	(17)	—	—	—	(17)
Add: return on long-term contract receivables (including affiliate)	391	414	1,597	600	3,002
Less: maintenance capital expenditures	(775)	(1,969)	(2,415)	(926)	(6,085)
Distributable cash flow	$32,714	$18,547	$38,330	$28,883	$118,474
Proceeds from sale of assets, including discontinued operations	7,002	(387)	1,655	151	8,421
Distributable cash flow adjusted for proceeds from sale of assets	$25,712	$18,934	$36,675	$28,732	$110,053

Unit Distribution Coverage Ratio (1)					5.3	x

(1) Common unit distribution coverage ratio is calculated by dividing distributable cash flow by total distributions on the common units and to the general partner.

Last Twelve Months Adjusted EBITDA
(Unaudited)

	Three Months Ended
(In thousands, except ratios)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	Last 12 Months
Net income from continuing operations	$3,811	$6,111	$25,857	$26,499	$62,278
Less: equity earnings from unconsolidated investment	(9,319)	(10,294)	(8,389)	(8,993)	(36,995)
Add: distributions from unconsolidated investment	12,250	12,250	12,250	12,250	49,000
Add: interest expense	23,305	23,141	20,377	20,080	86,903
Add: debt modification expense	—	7,807	132	—	7,939
Add: loss on extinguishment of debt	—	—	4,107	—	4,107
Add: depreciation, depletion and amortization	11,763	10,492	8,405	8,306	38,966
Add: asset impairments	9,245	1,778	—	—	11,023
Adjusted EBITDA	$51,055	$51,285	$62,739	$58,142	$223,221

Debt-to-Adjusted EBITDA, September 30, 2017					4.3	x
Redemption of 9.125% senior notes, October 2017					$94,362
Payment on credit facility, October 2017					$17,000
Debt at November 7, 2017, face value (after redemption and payment noted above)					$844,507
Debt-to-Adjusted EBITDA, November 7, 2017					3.8	x

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted Net Income
(Unaudited)

	Three Months Ended
	September 30,
(In thousands)	2017	2016
Net income	$26,066	$23,531
Less: income attributable to preferred unitholders	(7,650)	—
Net income attributable to common unitholders and general partner	$18,416	$23,531
Add: asset impairments	—	5,697
Add: loss from discontinued operations	433	(7,112)
Add: write-off of bad debt expense	1,534	1,679
Less: gain on asset sales	(171)	(6,426)
Less: non-cash revenue associated with lease modifications and forfeitures	(2,142)	(3,627)
Adjusted net income	$18,070	$13,742

Adjusted Coal Royalty and Other Operating Income (Unaudited)

	Three Months Ended
	September 30,
(In thousands)	2017	2016
Coal royalty and other operating income	$37,992	$32,250
Add: asset impairments	—	5,697
Add: write-off of bad debt expense	1,534	1,679
Less: gain on asset sales	(154)	(6,425)
Less: non-cash revenue associated with lease modifications and forfeitures	(2,142)	(3,627)
Adjusted coal royalty and other operating income	$37,230	$29,574

Natural Resource Partners L.P.
Recap of Metrics (Unaudited)

(In thousands, except units, prices, ratio and yields)	November 7, 2017
Common Unit price	$24.95

Enterprise value
Equity market cap	$305,188
Debt	844,507
Preferred Units	250,000
Intrinsic Value of Warrants	3,745
Total enterprise value	$1,403,440

DCF—last twelve months	$118,474
DCF/Equity market cap	39%

Adjusted EBITDA—last twelve months	$223,221
Adjusted EBITDA/Total Enterprise value	16%

-end-